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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       --------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934





Date of report:  February 25, 1998





                            Able Telcom Holding Corp.
               (Exact name of registrant as specified in charter)




         Florida                   0-21986                  65-0013218
     (State or other             (Commission              (IRS employer
       jurisdiction              file number)          identification no.)
    of incorporation)






1601 Forum Place, Suite 1110, West Palm Beach, Florida      33401
       (Address of principal executive offices)          (Zip code)




Registrant's telephone number, including area code:  (561) 688-0400





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Item 2. Acquisition or Disposition of Assets.

     On February 25, 1998, Able Telcom Holding Corp. ("Able"), through its wholly owned subsidiary Georgia Electric Company ("GEC") acquired substantially all of the assets, and assumed certain liabilities, of COMSAT RSI Acquisition, Inc. (d/b/a COMSAT RSI JEFA Wireless Systems), a subsidiary of COMSAT Corporation. As part of the transaction, GEC assumed certain construction contracts with the Texas Department of Transportation and various other telecommunication customers. GEC acquired the accounts receivable and fixed assets of the seller and assumed its trade payables, and received a cash payment from the seller at closing of $4,662,854.

      COMSAT RSI JEFA Wireless Systems ("JEFA") is a provider of intelligent traffic systems and wireless infrastructure services. JEFA operates in twenty-one states with its main operations located in Texas and Alabama. JEFA was engaged in the business of (a) installing, testing and maintaining intelligent highway and traffic communication systems including computerized management systems, wireless and fiber optic data networks, weather sensors, voice , data and video systems and (b) the planning, engineering, construction and maintenance of wireless networks. Able intends that its subsidiaries will use the acquired assets to continue the business formerly engaged in by JEFA.




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Item 7. Financial Statements and Exhibits.


      The following financial statements, pro forma financial information and exhibits are filed as part of this report:

      (a)   Financial Statements.

     Financial statements relating to the acquisition described in Item 2 of this report are not included herein but will be filed within 60 days after the filing date of this report.

      (b)   Pro forma Financial Information.

    Pro Forma financial  information  relating to the  acquisition  described in
Item 2 of this report is not included herein but will be filed, to the extent required, within 60 days after the filing date of this report.

      (c)   Exhibits.



Exhibit
   No.                        Description

2.1         Asset Purchase Agreement, dated November 26, 1997,  among
            Able Telcom Holding Corp., Georgia Electric Company, Transportation Safety Contractors, Inc., COMSAT RSI Acquisition, Inc. and COMSAT Corporation.*

2.2 Indemnification Agreement, dated February 25, 1998, among Able Telcom Holding Corp., Georgia Electric Company, Transportation Safety Contractors, Inc., COMSAT RSI Acquisition, Inc., and COMSAT Corporation (To be filed by amendment).



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    *Exhibits and schedules  containing  detailed  asset and liability  listings and other disclosures have been omitted. Able agrees to furnish a copy of such items supplementally to the Securities and Exchange Commission upon request.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ABLE TELCOM HOLDING CORP.

                                            By:
                                                 /s/ Billy V. Ray
                                                 --------------------------
                                                 Billy V. Ray
                                                 Chief Financial Officer


Date: March 12, 1998






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                                  EXHIBIT INDEX


Exhibit
Number      Description

2.1 Asset Purchase Agreement, dated November 26, 1997, among Able Telcom Holding Corp., Georgia Electric Company, Transportation Safety Contractors, Inc., COMSAT RSI Acquisition, Inc. and COMSAT Corporation.

2.2 Indemnification Agreement, dated February 25, 1998, among Able Telcom Holding Corp., Georgia Electric Company, Transportation Safety Contractors, Inc., COMSAT RSI Acquisition, Inc., and COMSAT Corporation (To be filed by amendment).